AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT    TO    FIRST    AMENDED    AND    RESTATED    CREDIT
AGREEMENT(the "Amendment") is made and entered into as of this    1st    day of February 2015, by and among ALICO, INC., a Florida corporation ("Alico"), ALICO LAND DEVELOPMENT, INC., a Florida corporation ("ALDI"), ALICO-AGRI, LTD., a Florida limited partnership ("Alico-Agri"), ALICO PLANT WORLD, L.L.C., a Florida limited liability company ("Plant World") and ALICO FRUIT COMPANY, LLC, a Florida limited liability company ("Alico Fruit" and collectively with Alico, ALDI, Alico-Agri, and Plant World, "Borrower") and in favor of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Servicer" or "MetLife"), as lender ("Lender") and as servicer, pursuant to that certain Co-Lending Agreement of even date herewith between MetLife and New England Life Insurance Company, a Massachusetts corporation ("NEL''), as co-lender (and together with MetLife, "Co Lenders"). ALICO CITRUS NURSERY, LLC, a Florida limited liability company ("Citrus Nursery") hereby joins in this Amendment as a Guarantor of the Loan) (collectively, the "Parties").

WHEREAS, the Parties entered into that certain First Amended and Restated Credit Agreement dated as of December 1, 2014 (the "Agreement"); and

WHEREAS, the Parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

2. The second sentence of Section 7.11 of the Agreement is deleted and replaced with the following sentence:

"The RLOC Unused Commitment Fee shall be calculated on February 1st of each year, commencing February 1, 2015, for the preceding calendar year and shall be due and payable on the date that is fifteen (15) Business Days after February 1st of each year."

Except as specifically hereby amended, the Agreement shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date set forth above.

SERVICER/LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:        /s/ Greg G. Gallaway

Name:    Greg G. Gallaway

Title:        Director

CO-LENDER:

NEW ENGLAND LIFE INSURANCE
COMPANY, a Massachusetts corporation

By: Metropolitan Life Insurance Company, a New York corporation, its Investment manager

By:        /s/ Greg G. Gallaway

Name:    Greg G. Gallaway

Title:        Director

BORROWER:
ALICO, INC., a Florida corporation

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

ALICO LAND DEVELOPMENT, INC.,
a Florida corporation

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson
Title: Chief Executive Officer

ALICO-AGRI, LTD., a Florida limited partnership

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

ALICO PLANT WORLD, L.L.C.,
a Florida limited liability company

By:    Alico-Agri, Ltd., a Florida
limited partnership, its Sole Member
By:    Alico, Inc., a Florida Corporation,
its General Partner

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

ALICO FRUIT COMPANY, LLC,
a Florida limited liability company

By:    Alico, Inc., a Florida corporation
its Managing Member

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer

The undersigned Guarantor hereby executes and joins in this Amendment for purpose of consenting to the provisions hereof.

ALICO CITRUS NURSERY, LLC,
a Florida limited liability company

By:    Alico, Inc., a Florida corporation
its Managing Member

By:        /s/ Clayton G. Wilson

Name:    Clayton G. Wilson

Title:        Chief Executive Officer